SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 17, 2008
Date of report (Date of earliest event reported)

Petroleum Development Corporation
Exact Name of Registrant as Specified in Charter

Nevada	0-7246	95-2636730
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

120 Genesis Boulevard, Bridgeport, WV  26330
Address of Principal Executive Offices

304-842-3597
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

No Change
Former Name or Former Address, if Changed Since Last Report

Item 8.01.                      Other Events

On September 17, 2008, Petroleum Development Corporation announced that it has no hedging or other contractual counterparty exposure to Lehman Brothers Holdings, Inc., its subsidiaries, or its affiliates.

In addition, on September 18, 2008, Petroleum Development Corporation announced a change in their corporate Headquarters from Bridgeport, West Virginia, to Denver, Colorado, effective March 1, 2009.

A copy of the Press Releases are attached as Exhibit 99.1 and Exhibit 99.2 respectively and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 17, 2008 - Petroleum Development Corporation Announces No Counterparty Exposure to Lehman Brothers Holdings, Inc., or its Affiliates
99.2	Press Release, dated September 18, 2008 - Petroleum Development Corporation Changes Official Headquarters; Employment at Bridgeport Office Expected to Continue to Grow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:	September 19, 2008

By:	/s/ Richard W. McCullough
Richard W. McCullough
President and Chief Executive Officer